UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Freeport-McMoRan Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

+ Online Go to www.envisionreports.com/FCX or scan the QR code — login details are located in the shaded bar below. Proxies submitted electronically must be received by 11:59 p.m. (Eastern Time) on June 11, 2019. Notice of 2019 Annual Meeting of Stockholders Important Notice Regarding the Availability of Proxy Materials for the Freeport-McMoRan Inc. Annual Meeting of Stockholders to be Held on June 12, 2019. Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the 2019 annual meeting of stockholders are available on the Internet. Follow the instructions below to view the proxy materials, which consist of the proxy statement and annual report to stockholders, and vote online or request a paper or email copy of the proxy materials and/or select a future delivery preference. The items to be voted on and location of the annual meeting are on the reverse side of this notice. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to stockholders are available at: www.envisionreports.com/FCX Easy Online Access — View your proxy materials and vote. Step 1: Go to www.envisionreports.com/FCX. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a paper or email copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side of this notice on or before June 2, 2019 to facilitate timely delivery. 2NOT + 031BRG

Notice of 2019 Annual Meeting of Stockholders The Freeport-McMoRan Inc. Annual Meeting of Stockholders will be held on June 12, 2019 at Hotel du Pont located at 42 West 11th Street, Wilmington, Delaware 19801, at 10:00 a.m. Eastern Time. Proposals to be voted on at the meeting are listed below along with the board of directors’ recommendations. The board of directors recommends that you vote FOR Proposals 1 – 3. 1. Election of five directors. Nominees are: 01 Richard C. Adkerson 02 Gerald J. Ford 03 Lydia H. Kennard 04 Dustan E. McCoy 05 Frances Fragos Townsend 2. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2019. 3. Approval, on an advisory basis, of the compensation of our named executive officers. After you have reviewed the proxy materials, you may submit your proxy and voting instructions online at www.envisionreports.com/FCX by logging in with your voter ID number in the shaded bar on the front of this notice. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares of Freeport-McMoRan Inc. common stock you must submit your proxy and voting instructions online or request a copy of the proxy materials at no charge to receive a proxy card. If you wish to attend and vote in person at the meeting, please bring this notice and your government issued identification with you. Directions to the Freeport-McMoRan Inc. 2019 Annual Meeting of Stockholders: If you plan to attend our 2019 annual meeting of stockholders in person, you can obtain directions to the Hotel du Pont at the hotel’s website, www.hoteldupont.com/en/contact-en.html. Here’s how to order a copy of the proxy materials and select delivery preferences: There is no charge to you for requesting a paper or email copy of the proxy materials. Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side of this notice when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/FCX. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Freeport-McMoRan Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side of this notice, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by June 2, 2019.